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                                                                 Exhibit 10 (VV)

                                                          CONFIDENTIAL TREATMENT
                                     CLEVELAND-CLIFFS INC HAS REQUESTED THAT THE
                                    MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED
                                   CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2
                                       UNDER THE SECURITIES EXCHANGE ACT OF 1934



                       PELLET SALE AND PURCHASE AGREEMENT

      This AGREEMENT (this "AGREEMENT") is entered into, dated as of December 31, 2002, by and among THE CLEVELAND-CLIFFS IRON COMPANY, an Ohio corporation ("CCIC"), CLIFFS MINING COMPANY, a Delaware corporation ("CMC"; CCIC and CMC, collectively, "CLIFFS"), and ISPAT INLAND INC., a Delaware corporation ("INLAND"). Capitalized terms used herein and not defined in context or defined (or cross-referenced) in Section 1 shall have the meanings given to them in the Partnership Agreement (defined below).

                                    RECITALS

      WHEREAS, each of Inland and Cliffs Empire, Inc., a Michigan corporation ("CLIFFS EMPIRE"), is a general partner in Empire Iron Mining Partnership, a Michigan general partnership (the "PARTNERSHIP"), pursuant to that certain Restated Empire Iron Mining Partnership Agreement dated as of December 1, 1978, as amended (the "PARTNERSHIP AGREEMENT"), the current parties to which are Inland, Cliffs Empire, Empire-Cliffs Partnership, a Michigan general partnership, Wheeling-Pittsburgh/Cliffs Partnership, a Michigan general partnership, and the Partnership;

      WHEREAS, concurrently with the execution and delivery of this Agreement, Inland and Cliffs Empire are entering into that Purchase and Sale Agreement ("PSA") pursuant to which Cliffs Empire is to acquire Inland's 32.33% general partnership interest in the Partnership (the date such acquisition is to be effective, the "EFFECTIVE DATE");

      WHEREAS, Cliffs and Inland currently are parties to a Pellet Sale and Purchase Agreement, dated as of January 1, 1997, as amended (the "PREDECESSOR PELLET SALE AGREEMENT"), providing for the sale by Cliffs and the purchase by Inland of up to 1,000,000 tons of pellets annually in excess of Inland's Equity Entitlements from sources controlled or managed by Cliffs; and

      WHEREAS, Inland desires to purchase from Cliffs, and Cliffs desires to sell to Inland, a tonnage of Cliffs Pellets equal to all of Inland's Excess Annual Requirements from and after the Effective Date, subject to the terms and conditions hereof, and Inland and Cliffs desire to terminate the Predecessor Pellet Sale Agreement as of the Effective Date;

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises, their mutual covenants and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                 1. DEFINITIONS

      The terms quoted in the above parentheses of the first introductory paragraph of this Agreement, the WHEREAS clauses, other terms quoted throughout this Agreement, and the
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                                                ASTERISKS DENOTE SUCH OMISSIONS.


terms defined below in this Section 1 shall have the meanings assigned to them for purposes of this Agreement.

      (a) "ALTERNATIVE DAY" means, with respect to a given date that is not a Business Day, (i) the day immediately preceding such date, if such date is a Saturday which is not also a holiday for which banks in Cleveland, Ohio or Chicago, Illinois are not permitted or required by law to be closed for business, and (ii) in all other events, the next following Business Day.

      (b) "BASIC CLIFFS PELLETS" means, collectively, Empire Pellets and Wabush Pellets.

      (c) "BUSINESS DAY" means any day on which banks in Cleveland, Ohio or Chicago, Illinois are not permitted or required by law to be closed for business.

      (d) "CLIFFS PELLETS" means, collectively, Basic Cliffs Pellets and Other Cliffs Pellets.

      (e) "COMPOSITE INDEX" means, for any year, the sum of:

            (i) [* * * *], multiplied by a fraction, the numerator of which is the [* * * *] for such preceding year, and the denominator of which is the [* * * *] for [* * * *]; plus

            (ii) [* * * *], multiplied by a fraction, the numerator of which is the [* * * *] for such preceding year, and the denominator of which is the [* * * *] for [* * * *]; plus

            (iii) [* * * *], multiplied by a fraction, the numerator of which is the [* * * *] for such preceding year, and the denominator of which is the [* * * *] for [* * * *].

The formula for calculating this Composite Index is set forth on Schedule 1(e). For each year beginning in [* * * *] the Composite Index (x) shall be initially determined based on Cliffs' good faith reasonable estimate (which shall take into account all data that is final for the year in determination) given to Inland not later than December 15 of the prior year and (y) shall be certified by Cliffs not later than June 15 of such year. Beginning in [* * * *], subject to adjustment pursuant to Section 7 hereof, payments shall be made by reference to the Composite Index estimated (with respect to payments made with respect to such year until June 15 of such year) and certified (with respect to payments made with respect to such year after June 15 of such year) by Cliffs pursuant hereto, unless disputed in good faith by Inland.

      (f) "CONTRACT YEAR" means a 12-month period commencing on February 1 and ending on January 31. For example, the 2003 Contract Year commences on 2/1/03 and ends on 1/31/04.

      (g) ["* * * * "] means, for any year, the arithmetical average of the [* *
* *], for such year

      (h) "EMPIRE EQUITY TONNAGE" means the total tonnage of pellets that Inland or any subsidiary or affiliate of Inland nominates for purchase from the Partnership, and which tonnage

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                                                ASTERISKS DENOTE SUCH OMISSIONS.


the Partnership is required to supply in accordance with the terms and conditions of the EIMP Ore Sales Agreement.

      (i) "EXPECTED IRON CONTENT" means (i) for Empire Standard Pellets, 63.47%,
(ii) for Empire Royal Pellets, 59.96%, (iii) for Empire Viceroy Pellets, 58.64%,
(iv) for Wabush 1% Mn Standard Pellets, 64.35%, (v) for Wabush 1% Mn Flux Pellets, 61.67%, (vi) for Wabush 2% Mn Standard Pellets, 63.57%, (vii) for Wabush 2% Mn Flux Pellets, 60.84%, and (viii) for any kind of Other Cliffs Pellets (subject to applicable grade and quality standards set forth in Section 4 hereof) (x) in the first year they are provided by Cliffs, the percentage specified by Cliffs in good faith, and (y) in all other years, the actual iron percentage for such kind of Other Cliffs Pellets for the prior year.

      (j) "FLUX COMPOSITE INDEX" means, for any year, the sum of:

            (i) [* * * *], multiplied by a fraction, the numerator of which is the average cost per [* * * *] for such preceding year, and the denominator of which is the average cost per [* * * *] for [* * * *]; provided, however, that Cliffs shall use commercially reasonable efforts to obtain the [* * * *]; plus

            (ii) [* * * *], multiplied by a fraction, the numerator of which is the [* * * *] for such preceding year, and the denominator of which is the [* * * *] for [* * * *].

The formula for calculating this Flux Composite Index is set forth on Schedule 1(j). For each year beginning in [* * * *], the Flux Composite Index (x) shall be initially determined based on Cliffs' good faith reasonable estimate (which shall take into account all data that is final for the year in determination) given to Inland not later than December 15 of the prior year and (y) shall be certified by Cliffs not later than June 15 of such year. Beginning in [* * * *], subject to adjustment pursuant to Section 7 hereof, payments shall be made by reference to the Flux Composite Index estimated (with respect to payments made with respect to such year until June 15 of such year) and certified (with respect to payments made with respect to such year after June 15 of such year) by Cliffs pursuant hereto, unless disputed in good faith by Inland.

      (k) The words "INLAND'S EQUITY ENTITLEMENTS", as used herein, means the total tonnage of pellets which Inland or any subsidiary or affiliate of Inland actually purchases or acquires annually or otherwise receives annually from the Minorca iron ore mine, located in Virginia, Minnesota, and the Empire Mine pursuant to the EIMP Ore Sales Agreement; provided, however, that Inland's Equity Entitlements with respect to Minorca shall be consistent with Minorca's production capability as of January 1, 2003 as enhanced by subsequent continuous production improvements.

      (l) The words "IRON UNIT", as used herein, means one percent (1%) of contained iron, and all prices per iron unit shall be expressed on an iron unit per ton basis.

      (m) [* * * *]

      (n) "OTHER CLIFFS PELLETS" means, collectively, Other Cliffs Standard Pellets and Other Cliffs Fluxed Pellets.



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                                                ASTERISKS DENOTE SUCH OMISSIONS.

      (o) The word "PELLETS", as used herein, means iron-bearing products at natural moisture obtained by the pelletizing of iron ore or iron ore concentrates, suitable for making iron in blast furnaces.

      (p) The word "PERSON", as used herein, means any natural person, or any corporation, limited liability company, limited or general partnership, trust, association or other legal entity.

      (q) [* * * *] means 100%, minus the following quotient, expressed as a percentage:

            (i) the number of tons of pellets actually delivered by Cliffs during a Contract Year in accordance with the terms and conditions hereof and the EIMP Ore Sales Agreement, divided by

            (ii) the amount of the Excess Annual Requirements that Cliffs has committed to supply hereunder plus the Empire Equity Tonnage for such year.

      (r) The word "TON", as used herein, means a gross ton of 2,240 pounds avoirdupois natural weight.

      (s) [* * * *] means, at any time, a price per iron unit equal to the sum of:

            (i)   [* * * *], multiplied by the [* * * *]; plus

            (ii)  [* * * *], multiplied by the [* * * *].

Schedule 1(s) illustrates calculation of the [* * * *] for [* * * *], which is [* * * *] per iron unit.
      (t) The word "YEAR", as used herein, means a calendar year commencing on January 1 and ending December 31.

      (u) If any of the information required to calculate the Composite Index, the [* * * *] or the [* * * *] (either because a particular product ceases to be available, or because information is no longer [* * * *], the parties will negotiate in good faith to revise the definition of such term to one based on then-published information, and any dispute will be resolved pursuant to Section 15.

      (v) The following is a locator list of all defined terms used throughout this Agreement:

AGREEMENT................................................................................................1
ALTERNATIVE DAY..........................................................................................2
BASE PRICE PER IRON UNIT................................................................................13
BASIC CLIFFS PELLETS.....................................................................................2
BUSINESS DAY.............................................................................................2
CCIC.....................................................................................................1
CLIFFS...................................................................................................1
CLIFFS EMPIRE............................................................................................1
CLIFFS PELLETS...........................................................................................2
CMC......................................................................................................1


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                                                ASTERISKS DENOTE SUCH OMISSIONS.

COMMISSION..............................................................................................24
COMPOSITE INDEX..........................................................................................2
CONFIDENTIAL INFORMATION................................................................................24
CONTRACT YEAR............................................................................................2
COVERING COSTS...........................................................................................7
[* * * *]................................................................................................3
EFFECTIVE DATE...........................................................................................1
EMPIRE EQUITY TONNAGE....................................................................................3
EMPIRE PELLETS...........................................................................................8
EMPIRE PLANT.............................................................................................8
EMPIRE ROYAL PELLETS.....................................................................................8
EMPIRE SHUTDOWN..........................................................................................8
EMPIRE STANDARD PELLETS..................................................................................8
EMPIRE VICEROY PELLETS...................................................................................8
EXCESS ANNUAL REQUIREMENTS...............................................................................6
EXPECTED IRON CONTENT....................................................................................3
FLUX CHARGE PER TON.....................................................................................13
FLUX COMPOSITE INDEX.....................................................................................3
GRADE AND QUALITY SPECS..................................................................................9
INDIANA HARBOR PLANT.....................................................................................6
INLAND...............................................................................................1, 25
INLAND'S EQUITY ENTITLEMENTS.............................................................................3
IRON UNIT................................................................................................4
KEY OCFP SPECS...........................................................................................8
LAB.....................................................................................................19
[* * * *]................................................................................................4
OTHER CLIFFS FLUXED PELLETS..............................................................................8
OTHER CLIFFS PELLETS.....................................................................................4
OTHER CLIFFS STANDARD PELLETS............................................................................8
PARTNERSHIP..............................................................................................1
PARTNERSHIP AGREEMENT....................................................................................1
PELLETS..................................................................................................4
PERSON...................................................................................................4
PREDECESSOR PELLET SALE AGREEMENT........................................................................1
PSA......................................................................................................1
SAMPLES.................................................................................................18
SHORTFALL NOTICE........................................................................................11
SUPPLY SHORTFALL.........................................................................................7
[* * * *]...............................................................................................15
[* * * *]................................................................................................4
TON......................................................................................................4
WABUSH 1% MN FLUX PELLETS................................................................................8
WABUSH 1% MN STANDARD PELLETS............................................................................8
WABUSH 2% MN FLUX PELLETS................................................................................8
WABUSH 2% MN STANDARD PELLETS............................................................................8
WABUSH PELLETS...........................................................................................8




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                                                ASTERISKS DENOTE SUCH OMISSIONS.

WABUSH PLANT.............................................................................................8
[* * * *]................................................................................................4
YEAR.....................................................................................................4

                          2. SALE AND PURCHASE/VOLUME

      (a) Subject to the other provisions of this Section 2, for each of the 12 Contract Years 2003 through 2014, inclusive, and during any extension of the term of this Agreement, Cliffs shall sell and deliver to Inland, and Inland shall purchase and receive from Cliffs and pay Cliffs for, a tonnage of Cliffs Pellets equal to 100% of the total pellet tonnage consumed in the blast furnaces or other areas that use prime blast furnace pellets (assuming the Cliffs Pellets meet the applicable quality requirements of those other areas), at Inland's facility at Indiana Harbor, Indiana (the "INDIANA HARBOR PLANT"), adjusted for inventory positions, in excess of Inland's Equity Entitlements ("EXCESS ANNUAL REQUIREMENTS") for such Contract Year; provided, however, that (i) in no Contract Year shall Inland purchase and receive from Cliffs and the Partnership, collectively, pursuant to (A) the EIMP Ore Sales Agreement and (B) this Agreement, and pay Cliffs and the Partnership, collectively, for, less than [* *
* *] tons of Cliffs Pellets, and (ii) by January 31, 2008 Inland shall have purchased and received from Cliffs and the Partnership, collectively, pursuant to the EIMP Ore Sales Agreement and this Agreement, and have paid Cliffs and the Partnership, collectively, for, not less than [* * * *] tons of Cliffs Pellets. If Inland plans to close any blast furnace at the Indiana Harbor Plant for a minimum of two years, Inland shall notify Cliffs a minimum of one year prior to such blast furnace closure date, and the minimum annual tonnage of Cliffs Pellets to be purchased and received by Inland from Cliffs and the Partnership, collectively, under clause (i) of the proviso in the foregoing sentence shall be reduced by (x) 500,000 tons per Contract Year, prorated for the first Contract Year based upon when during such Contract Year such closure is effective for the first blast furnace closed, (y) an additional 800,000 tons per Contract Year, prorated for the first Contract Year based upon when during such Contract Year such closure is effective for the second blast furnace closed, and (z) an additional 1,200,000 tons per Contract Year, prorated for the first Contract Year based upon when during such Contract Year such closure is effective for the third blast furnace closed, but no change shall be made to the minimum tonnage under clause (ii) of such proviso. If a blast furnace for which a reduction has been granted, reopens less than 2 years after the effective date of closure, Inland's Excess Annual Requirement for the then-current Contract Year shall immediately be increased by an amount equal to the amount by which actual tons purchased by Inland in the affected years was less than the then applicable purchase requirements for such affected years (without regard to the reduction taken for the re-opened furnace).

      (b) For each of the 12 Contract Years 2003 through 2014, inclusive, and during any extension of the term of this Agreement, Cliffs shall be obligated to sell and deliver to Inland 100% of its Excess Annual Requirements, up to [* * * *] tons of Cliffs Pellets per Contract Year. If Inland's Excess Annual Requirements, as initially fixed pursuant to Section 5(a) or as adjusted pursuant to Section 5(c), in any Contract Year exceeds [* * * *] tons, Cliffs shall use commercially reasonable efforts to sell and deliver any pellets in excess of [* * * *] tons. For purposes of this Section 2(b) the Cliffs Pellets supplied by the Partnership under the EIMP Ore Sales Agreement shall count as Cliffs Pellets supplied by Cliffs in discharge of its obligation to supply Inland's Excess Annual Requirements. In the event that Cliffs fails to supply Inland's

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                                                ASTERISKS DENOTE SUCH OMISSIONS.


Excess Annual Requirements which Cliffs is required to supply in accordance with the terms and conditions hereof or fails to cause the Partnership to supply Inland's Empire Equity Tonnage which the Partnership is required to supply in accordance with the terms and conditions of the EIMP Ore Sales Agreement, which failure remains uncured for 60 days (or any such shorter period of time after which all or substantially all of Inland's pellet inventory will be consumed or used) after notice is given by Inland of such failure (the aggregate shortfall from Inland's Excess Annual Requirements and Empire Equity Tonnage being referred to herein as the "SUPPLY SHORTFALL"), then Inland may, at its sole option, "cover" by making any reasonable purchase of or contract to purchase pellets in substitution for those due from Cliffs hereunder and from the Partnership under the EIMP Ore Sales Agreement. Inland shall be entitled to recover from Cliffs as damages ("COVERING COSTS") the difference between the cost of covering and the price herein provided for [* * * *] and such other incidental costs (such as storage and transport) related thereto, but less any other expenses saved as a result of Cliffs' failure. In addition to the foregoing, if the aggregate Supply Shortfall in a given Contract Year [* * * *] of an amount equal to Inland's Excess Annual Requirements plus the Empire Equity Tonnage, in each case for such Contract Year, and if Inland exercises its rights to "cover" in accordance with the foregoing sentence, then [* * * *] for such Contract Year [* * * *]. The [* * * *] shall be applied in full against the next payment then due under Section 7(a)(ii) (and, if such reduction is larger than such payment, against the next succeeding payments due under Section 7(a)(ii) until such [* * * *] is recouped in full, with any unrecouped amounts still outstanding at the end of the term of this Agreement to be paid in full by Cliffs at that time). In the event that the [* * * *] is triggered and Inland proceeds to cover in the manner permitted by this Section 2(b) and to recover damages from Cliffs on account thereof, the expenses saved referred to in the fourth sentence of this Section 2(b) shall include the amount by which the [* *
* *] has been reduced, as long as the Supply Shortfall does not exceed [* * * *] with respect to the first [* * * *] hereunder, [* * * *] for the second [* * * *] hereunder, and [* * * *] for any additional [* * * *] hereunder.

                                  3. SOURCING

      (a) Cliffs shall initially supply Inland with pellets produced at the Partnership's iron ore pellet plant ("EMPIRE STANDARD PELLETS", "EMPIRE ROYAL PELLETS" and "EMPIRE VICEROY PELLETS", as the case may be; and, collectively, "EMPIRE PELLETS") located in Palmer, Michigan (the "EMPIRE PLANT").

      (b) As long as Cliffs continues as a participant in the Wabush Mines Joint Venture, Inland may change pellet sourcing, for up to [* * * *] tons of pellets annually, from Empire Pellets to pellets produced at the Wabush Mines Joint Venture iron ore pellet plant ("WABUSH 2% MN STANDARD PELLETS," "WABUSH 2% MN FLUX PELLETS," "WABUSH 1% MN STANDARD PELLETS" and "WABUSH 1% MN FLUX PELLETS," as the case may be; and, collectively, "WABUSH PELLETS") located in Pointe Noire, Quebec (the "WABUSH PLANT").

      (c) Cliffs may change pellet sourcing from Empire Standard Pellets to standard pellets from other sources controlled or managed by Cliffs, provided such pellets are of a quality comparable to that required for Empire Standard Pellets hereunder ("OTHER CLIFFS STANDARD PELLETS"). If Cliffs desires to provide Inland with Other Cliffs Standard Pellets, Cliffs shall give Inland not less than three months' prior notice, and then may make such change provided that Inland has had a reasonable opportunity to purge its stockpile of conflicting grades of pellets.



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                                                ASTERISKS DENOTE SUCH OMISSIONS.


      (d) In the event that Empire Pellets are no longer being produced at the Empire Plant due to a permanent shutdown or a long-term (defined as not less than 2 years) idle period (an "EMPIRE SHUTDOWN"), Cliffs shall provide one year's advance notice thereof and shall use commercially reasonable efforts to identify one or more alternative sources of fluxed pellets ("OTHER CLIFFS FLUXED PELLETS") and Other Cliffs Standard Pellets to be supplied by Cliffs.

            (i) In the event that, at least 90 days prior to the Empire Shutdown, Cliffs establishes that it can supply Other Cliffs Pellets having the grades and specifications in chemical and physical structure described in Exhibit 3(d) attached hereto and identified as Key OCFP Specs (the "KEY OCFP SPECS") from one or more sources, excluding Tilden Hematite Pellets (being those pellets produced at the Tilden Mining Company L.C. iron ore pellet plant located in Tilden, Michigan), and the quantity of Wabush Pellets being limited to Inland's requirements for Wabush Pellets (it being understood that Cliffs shall limit sources to no more than two sources per pellet grade type and that Inland shall not be obligated to use more pellet sources than is commercially reasonable from a logistical standpoint), then (A) Cliffs shall offer for sale and delivery, and Inland may, at its option, purchase and receive, such Other Cliffs Fluxed Pellets and/or Other Cliffs Standard Pellets, as the case may be, in substitution for Empire Royal Pellets, Empire Viceroy Pellets or Empire Standard Pellets, as the case may be, hereunder, (B) Inland shall notify Cliffs within 90 days of Cliffs' offering such Other Cliffs Fluxed Pellets and/or such other Cliffs Standard Pellets of the quantities of each such Pellet grade that Inland elects to purchase and receive, (C) to the extent that Inland elects to purchase and receive such Other Cliffs Pellets, without limitation of the obligation to meet the Key OCFP Specs or the grade and quality specifications set forth in Section 3(c), Cliffs shall use commercially reasonable efforts to ensure that Other Cliffs Fluxed Pellets and/or Other Cliffs Standard Pellets, as the case may be, meet the specifications described in Exhibit 3(d) attached hereto that are identified as Secondary OCFP Specs (the "SECONDARY OCFP SPECIFICATIONS"), [* * * *].

            (ii) In the event that, within 90 days of the Empire Shutdown, Cliffs cannot establish that it can supply the Other Cliffs Pellets meeting the Key OCFP Specs, then either party may immediately terminate this Agreement by written notice to the other party, in which case each party's obligations under this Agreement shall immediately terminate (including, without limitation, Inland's obligation to pay any [* * * *] and such termination of this Agreement shall be without further recourse to either party; provided, however, that Inland may take possession of all Cliffs Pellets for which payment under
                  Section 7(a)(i) has been made and Cliffs shall deliver such pellets.

With respect to all Other Cliffs Pellets, pellet cooling, stockpiling, and dust suppression practices will be optimized on a commercially reasonable basis to avoid excessive moisture content in pellets. Within the one-year notice period applicable to an Empire Shutdown, Cliffs shall

                                       8
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                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


provide Inland with a reasonable opportunity to conduct a blast furnace trial not less than 90 days prior to the effective date of an Empire Shutdown on the Other Cliffs Pellets to be supplied pursuant to this Section 3(d).

                             4. GRADES AND QUALITY

      (a) Empire Pellets shall consist of the grades and specifications and shall have the chemical and physical structure described in Exhibit A - 1 (the "GRADE AND QUALITY SPECS") attached hereto, unless otherwise mutually agreed. Cliffs will aim for the mid range of each specification, review production quality data monthly and adjust procedures where applicable to attempt to produce at the mid range of the specifications. Should Cliffs Pellets have values outside of the specification range (quantity and quality as determined by reference to such Exhibit A-1), then [* * * *]. For purposes of this Section 4(a), the terms "Empire Pellets" and "Cliffs Pellets" shall be deemed to include pellets supplied by the Partnership under the EIMP Ore Sales Agreement.

      (b) Wabush Pellets to be sold hereunder shall consist of the grades and specifications, and shall have approximately the same general average chemical and physical structure, as described in Exhibit A-2, and will be in conformance with Wabush Mine cargo quality specifications as may be agreed to by the Wabush Mine owners; provided, however, that if there is a material change in such specifications, Inland may, notwithstanding any limitation contained in Section 5 hereof, adjust its Excess Annual Requirements for the then-current Contract Year with respect to Wabush Pellets. Should any cargo of Wabush Pellets sold hereunder have chemical, physical, or metallurgical properties that materially deviate from those specifications shown in Exhibit A-2 or such changes to those specifications as agreed to by the Wabush Mine owners, then Cliffs and Inland [*
* * *].

      (c) Whenever any material amount of Cliffs Pellets delivered hereunder is outside of the specification range (determined by reference to the Grade and Quality Specs), Cliffs shall immediately furnish Inland with an off-spec report in Inland's designated format, an example of which is attached hereto as Exhibit A-3, defining parameter, time, cause and corrective action. With respect to any Cliffs Pellets purchased and sold hereunder that have characteristics [* * * *] (determined by reference to the Grade and Quality Specs), where applicable [* *
* *] in the Grade and Quality Specs). The [* * * *] referred to in the immediately preceding sentence [* * * *] (and, if such [* * * *]. With respect to any Cliffs Pellets purchased and sold hereunder that have characteristics [*
* * *], determined by reference to the Grade and Quality Specs [* * * *], Inland shall (i) [* * * *] for consumption in an Indiana Harbor Plant blast furnace, and/or (ii) determine (A) which of any such [* * * *] or (B) which of any such [* * * *], in either such case, Inland will supply notice to Cliffs within 15 days of the shipment date as to the [* * * *] shall be (including, without limitation, for purposes of [* * * *] hereof), and Inland shall [* * * *] in the Grade and Quality Specs) that is equal to [* * * *]. Any [* * * *] shall count towards Inland's minimum purchase requirements contained in Section 2(a) hereof. For purposes of this Section 4(c), the term "Cliffs Pellets" shall be deemed to include pellets supplied by the Partnership under the EIMP Ore Sales Agreement.

      (d) During the term of this Agreement and for all subsequent extensions pursuant to Section 18, Cliffs shall (and shall cause the Partnership to) make a good faith effort to comply

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                                                ASTERISKS DENOTE SUCH OMISSIONS.


with Inland requests for pellet quality improvement or development recommendations. The costs of such efforts or changes shall be allocated between the parties as mutually agreed.

                         5. NOTIFICATION AND NOMINATION

      (a) With respect to the tonnage of Cliffs Pellets to be purchased by Inland for each of the Contract Years 2003 through 2014, inclusive, as provided for in Section 2(a), on or before October 31 (excluding the Contract Year 2003 which has been provided for in Section 5(e)) of each of the Contract Years prior to the Contract Years above, Inland shall notify Cliffs in writing of: (i) Inland's initial preliminary total annual pellet tonnage requirements, (ii) Inland's initial preliminary Excess Annual Requirements plus the Empire Equity Tonnage, and (iii) Inland's initial preliminary tonnages of each of the grades of ore nominated by Inland under the preceding clause (i).

      (b) With respect to the tonnage of Cliffs Pellets to be purchased by Inland for each of the Contract Years 2003 through 2014, inclusive (except as otherwise provided in Section 5(e) hereof), as provided for in Section 2(a), and during the period October 31 through November 30 of each of the Contract Years prior to the remaining Contract Years above, Inland and Cliffs shall meet, as needed, to discuss: (i) Inland's preliminary total annual pellet tonnage requirements; (ii) Inland's preliminary Excess Annual Requirements plus the Empire Equity Tonnage; (iii) the preliminary tonnages and grades of Cliffs Pellets which Cliffs is required to sell and Inland is required to purchase pursuant to the terms of Sections 2(a) and 2(b) above; and (iv) a preliminary delivery schedule by ore grade for each month of the following Contract Year. Such matters shall be reduced to writing and exchanged by the parties with Inland confirming its preliminary Excess Annual Requirements by November 30 of each such Contract Year. If Inland's preliminary Excess Annual Requirements, when added with its Empire Equity Tonnage, exceed [* * * *] tons, Cliffs may, by notice to Inland but in any case subject to its obligations to use commercially reasonable efforts pursuant to Section 2(b) hereof, notify Inland of its inability (and the extent of such inability) to deliver such excess amount of Cliffs Pellets (the "SHORTFALL NOTICE"). If Cliffs delivers a Shortfall Notice, Inland may, notwithstanding anything to the contrary herein, obtain the amount designated in the Shortfall Notice from other suppliers. If no Shortfall Notice is received by November 30, Cliffs shall be deemed to have agreed hereunder to supply the full amount of Inland's Excess Annual Requirements plus Inland's Empire Equity Tonnage (including any amount in excess of [* * * *] tons).

      (c) (i) With respect to the notification of Inland's preliminary Excess Annual Requirements of Cliffs Pellets as provided for in Sections 5(a) and 5(b) above, on or before March 15 of the then current Contract Year of the purchase and sale, Inland may, by written notification to Cliffs, adjust its preliminary Excess Annual Requirements by tonnage for the then current Contract Year either up, or by not more than [* * * *] of the total of Empire Equity Tonnage and Excess Annual Requirements down. If Inland increases its preliminary Excess Annual Requirements for the then current Contract Year, any such increase must be approved by Cliffs, and on or before March 31, Cliffs shall notify Inland as to whether or not Cliffs agrees to such increase or any part thereof. In the event Cliffs does not agree to such increase or any part thereof, Inland may, notwithstanding anything to the contrary herein, obtain the increased amount from other suppliers. If, by March 15 of the then current Contract Year, Inland shall have adjusted its preliminary Excess Annual Requirements, either up or down (with any

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                                                ASTERISKS DENOTE SUCH OMISSIONS.


increased adjustment having been agreed to by Cliffs), then such adjusted Excess Annual Requirements by pellet grade (subject to Section 5(d)) and tonnage shall be deemed Inland's final Excess Annual Requirements for such Contract Year, and Inland shall be obligated to purchase and Cliffs shall be obligated to sell such tonnage of Cliffs Pellets in accordance with such final Excess Annual Requirements.

            (ii) If, however, Inland has not adjusted its preliminary Excess Annual Requirements as provided for in Section 5(c)(i), then on or before May 15 of the then current Contract Year of the purchase and sale, Inland may, by written notification to Cliffs, adjust its preliminary Excess Annual Requirements by tonnage for the then current Contract Year either up, or by not more than [* * * *] of the total of Empire Equity Tonnage and Excess Annual Requirements down. If Inland increases its preliminary Excess Annual Requirements for the then current Contract Year, any such increase must be approved by Cliffs, and on or before May 31, Cliffs shall notify Inland as to whether or not Cliffs agrees to such increase or any part thereof. In the event Cliffs does not agree to such increase or any part thereof, Inland may, notwithstanding anything to the contrary herein, obtain the increased amount from other suppliers. If, by May 15 of the then current CONTRACT Year, Inland shall have adjusted its preliminary Excess Annual Requirements, either up or down (with any increased adjustment having been agreed to by Cliffs), then such adjusted Excess Annual Requirements by pellet grade (subject to Section 5(d)) and tonnage shall be deemed to be Inland's final Excess Annual Requirements for such Contract Year, and Inland shall be obligated to purchase, and Cliffs shall be obligated to sell, such tonnage of Cliffs Pellets in accordance with such final Excess Annual Requirements.

            (iii) If, however, Inland has not adjusted its preliminary Excess
                  Annual Requirements as provided for in Section 5(c)(i) or 5(c)(ii), then on or before July 15 of the then current Contract Year of the purchase and sale, Inland may, by written notification to Cliffs, adjust its preliminary Excess Annual Requirements by tonnage for the then current Contract Year either up, or by not more than [* * * *] of the total of Empire Equity Tonnage and Excess Annual Requirements down. If Inland increases its preliminary Excess Annual Requirements for the then current Contract Year, any such increase must be approved by Cliffs, and on or before July 31, Cliffs shall notify Inland as to whether or not Cliffs agrees to such increase or any part thereof. In the event Cliffs does not agree to such increase or any part thereof, Inland may, notwithstanding anything to the contrary herein, obtain the increased amount from other suppliers. If, by July 15 of the then current Contract Year, Inland shall have adjusted its preliminary Excess Annual Requirements, either up or down (with any increased adjustment having been agreed to by Cliffs), then such adjusted Excess Annual Requirements by pellet grade (subject to Section 5(d)) and tonnage shall be deemed to be Inland's final Excess Annual Requirements for such Contract Year, and Inland shall be obligated to purchase, and

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                                                ASTERISKS DENOTE SUCH OMISSIONS.


                  Cliffs shall be obligated to sell, such tonnage of Cliffs Pellets in accordance with such final Excess Annual Requirements.

                  (iv) If no adjustment is made on or before July 15, then the preliminary Excess Annual Requirements by pellet grade (subject to Section 5(d)) and tonnage for the then current Contract Year shall be deemed to be Inland's final Excess Annual Requirements for such Contract Year, and Inland shall be obligated to purchase, and Cliffs shall be obligated to sell, such tonnage of Cliffs Pellets in accordance with such preliminary Excess Annual Requirements.

      (d) At any time during the Contract Year, Inland may request an adjustment in the allocation among pellet grades of pellets provided by Cliffs hereunder and by the Partnership under the EIMP Ore Sales Agreement, and Cliffs shall (and shall cause the Partnership to) use commercially reasonable efforts to accommodate such request. Cliffs shall not produce tonnage in a grade designated for Inland more than three months ahead of when the grade should be available for Inland.

      (e) During the Contract Year 2003, Cliffs shall sell and deliver and Inland shall purchase and receive from Cliffs hereunder and the Partnership under the EIMP Ore Sales Agreement and pay for a tonnage of Cliffs Pellets, including for purposes of this Section 5(e) pellets within the Empire Equity Tonnage, of such grades and qualities as set forth in Exhibit 5(e) subject to the delivery schedule set forth in Exhibit 5(e).

                            6. PRICE AND ADJUSTMENTS

      (a) In each Contract Year the price paid for the Cliffs Pellets purchased and sold hereunder shall be determined as follows:

                  (i) First, taking each kind of Basic Cliffs Pellets separately, the price per iron unit shall be determined as provided in Section 6(b).

                  (ii) Second, the price per iron unit for any kind(s) of Other Cliffs Pellets shall be determined as provided in
                        Section 6(c).

       (b)        (i)   Empire Pellets shall have the following base price
                        per iron unit ("BASE PRICE PER IRON UNIT") for the [* *
                        * *]:

                                                                             Base Price per
                           Pellet                        f.o.b.                Iron Unit
                           ------                        -----               --------------
                        Empire Standard                  [* * * *]             [* * * *]
                        Empire Royal                     [* * * *]             [* * * *]
                        Empire Viceroy                   [* * * *]             [* * * *]

                  (ii) In addition to the foregoing Base Price per Iron Unit for Empire Pellets, for the [* * * *], in the case of Empire Royal Pellets and Empire Viceroy

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                                                ASTERISKS DENOTE SUCH OMISSIONS.


                        Pellets, the following flux charge per ton ("FLUX CHARGE PER TON") shall be added:

                                                                  Flux Charge
                                                                    per Ton
                                                                  -----------
                        Empire Royal                               [* * * *]
                        Empire Viceroy                             [* * * *]

                  (iii) For the [* * * *], inclusive, the Base Price per Iron
                        Unit for each of the Empire Pellets, f.o.b. [* * * *], shall be determined by multiplying the applicable Base Price Multiplier below by the Composite Index for the Contract Year in determination:

                                                                             Base Price per
                           Pellet                        f.o.b.                Iron Unit
                           ------                        -----               --------------
                        Empire Standard                  [* * * *]             [* * * *]
                        Empire Royal                     [* * * *]             [* * * *]
                        Empire Viceroy                   [* * * *]             [* * * *]

                  (iv) In addition to the foregoing Base Price per Iron Unit for Empire Pellets, for the [* * * *], inclusive, in the case of Empire Royal Pellets and Empire Viceroy Pellets, the following Flux Charge per Ton, determined by multiplying the applicable flux charge multiplier by the Flux Composite Index for the Contract Year in determination, shall be added:

                                                                  Flux Charge
                                                                    per Ton
                                                                  -----------
                        Empire Royal                               [* * * *]
                        Empire Viceroy                             [* * * *]

                  (v) Wabush Pellets shall have the following Base Price per Iron Unit for the [* * * *]:

                                                                                                Base Price
                               Pellet                                f.o.b.                    per Iron Unit
                               ------                                ------                    -------------
                        Wabush 2% Mn Standard               Vessel at Pointe Noire               [* * * *]
                        Wabush 2% Mn Flux                   Vessel at Pointe Noire               [* * * *]
                        Wabush 1% Mn Standard               Vessel at Pointe Noire               [* * * *]
                        Wabush 1% Mn Flux                   Vessel at Pointe Noire               [* * * *]

                  (vi) For the [* * * *], inclusive, the Base Price per Iron Unit for each of the Wabush Pellets, f.o.b. vessel, shall be determined by multiplying the

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                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                        [* * * *] Base Price per Iron Unit by the Composite Index for the Contract Year in determination.

      (c) If in any Contract Year Cliffs supplies any Other Cliffs Pellets to Inland, the price per iron unit for such kind(s) of Other Cliffs Pellets shall be that price per iron unit that, after taking into account the difference, if any, in transportation costs to Inland (transportation costs shall be calculated by reference to the actual incremental increase in transportation costs based on Inland models and shall be certified by Inland), results in the same average cost per iron unit (including transportation costs) delivered to the Indiana Harbor Plant as the average cost per iron unit (including transportation costs) delivered to the Indiana Harbor Plant would be if the entire Excess Annual Requirements were provided from the Empire Plant f.o.b. vessel at Escanaba.

(d)   [* * * *]

      (e)   [* * * *]

            (i)   [* * * *]

      (A)   [* * * *].

            (B)   [* * * *].

            (ii)  [* * * *].

            (A)   [* * * *].

            (B)   [* * * *].

            (C)   [* * * *].

            (D)   [* * * *].

            (iii) [* * * *].

            (iv)  [* * * *].

            (v) The rights of the parties under Section 14.8 of the Partnership Agreement shall not be exclusive of any other rights that they may have with respect to the subject matter of such Section.

      (f) Attached as Exhibit B is an example of the application of the provisions of this Section 6, other than Section 6(e).

                          7. PAYMENTS AND ADJUSTMENTS

      (a) Subject to adjustment as provided in Sections 7(b) and 7(c), and subject further to the Omnibus Agreement, Inland shall pay Cliffs [* * * *] of each month (or if such day is not a Business Day, the Alternative Day), an amount equal to (i) commencing as of [* * * *] 2003, [* * * *] of the total cost of all of the tons of the various kinds of Cliffs Pellets to be supplied to

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                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


meet Inland's Excess Annual Requirements for such Contract Year, to be determined in each case by multiplying such Excess Annual Requirements by the Expected Iron Content and the Base Price per Iron Unit, plus the appropriate Flux Charge per Ton, [* * * *]. Except as otherwise provided herein, the payments required to be made by Inland pursuant to Section 7(a)(ii) shall be made by Inland during the initial term of this Agreement [* * * *].

      (b) The payments provided for in Section 7(a)(i) shall be adjusted as follows:

            (i) In the event of any adjustment to the Excess Annual Requirements pursuant to Section 5(b), any payments to be made pursuant to Section 7(a)(i) after such adjustment shall be increased or decreased so that such payments will be equal in amount.

            (ii) Beginning in [* * * *], not later than June 15 of each Contract Year, Cliffs shall prepare and certify to Inland (x) Cliffs' calculation of the Composite Index and the Flux Composite Index for such Contract Year, (y) Cliffs' recalculation of the Base Price per Iron Unit and Flux Charge per Ton for each kind of Cliffs Pellets, based thereon, and
                  (z) the amount of the difference between the amount previously paid for Cliffs Pellets during the Contract Year and the amount that would have been paid had such adjusted Composite Index and Flux Composite Index been in effect from the beginning of the Contract Year. All subsequent payments to be made under Section 7(a)(i) shall be adjusted to reflect the revised Base Price per Iron Unit and Flux Charge per Ton, and the next such payment shall be adjusted by the amount specified in clause (z) above. For purposes of this Section 7(b)(ii), the term "Cliffs Pellets" shall be deemed to include pellets supplied by the Partnership under the EIMP Ore Sales Agreement.

      (c) In addition to the adjustments to be made pursuant to Section 7(b), not later than January 31 of each Contract Year, Cliffs shall prepare and certify to Inland: (x) Cliffs' calculation of the actual tonnage of each kind of Cliffs Pellets and any variance from tonnage forecast to be delivered to satisfy Inland's Excess Annual Requirements, in each case for the prior Contract Year;
(y) the actual iron units in each kind of Cliffs Pellets, and any variance from the Expected Iron Content expected therefore, in each case for the prior Contract Year; and (z) the amount due from Cliffs to Inland, or vice versa, to adjust to correct for all of the variances in clauses (x) and (y) for the prior Contract Year. The payment due pursuant to Section 7(a)(i) next occurring after January 31 shall be adjusted by the amount specified in clause (z).

      (d) All payments shall be made by wire transfer of immediately available funds according to such instructions as Cliffs may from time to time provide, and shall be made in U.S. dollars.

      (e) In the event Inland purchases Cliffs Pellets required to be purchased under this Agreement in advance of the required date for such purchase, during the 12-month period following the date of such purchase Inland shall be entitled to defer a subsequent required purchase of Cliffs Pellets having an aggregate price equal to the aggregate price of the Cliffs

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                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


Pellets purchased in advance for the same number of days as the advance purchase was in advance of its required date. Purchases of Cliffs Pellets required under this Agreement which are made in advance in January of any Contract Year shall be counted as purchases of Cliffs Pellets for purposes of Inland's Excess Annual Requirements for the next following Contract Year.

      (f) In the event Inland shall fail to make payment when due of any amounts (other than amounts disputed in good faith by Inland), Cliffs, in addition to all other remedies available to Cliffs in law or in equity, shall have the right, but not the obligation, to withhold further performance by Cliffs under this Agreement until all claims Cliffs may have against Inland under this Agreement are fully satisfied.

      (g) Exhibit B illustrates the operation of the provisions of this Section
7.

                           8. SHIPMENTS AND DELIVERY

      (a) Cliffs and Inland will agree on a mutually acceptable delivery schedule for each Contract Year prior to December 1 of the preceding Contract Year and Cliffs shall make pellets available hereunder in accordance with such schedule. Such schedule must be established to match both Inland's blast furnace requirements and Cliffs' pellet availability and will include monthly shipment tonnage by grade. Cliffs and Inland will balance the delivery schedule by pellet source and type so that monthly shipments will be relatively equal over the Contract Year, considering winter shipping restrictions and production schedules to the locations designated in Section 8(b) below. Cliffs and Inland recognize that changes in schedule will occur as provided in Section 5, and will use commercially reasonable efforts to accommodate such changes. For purposes of this Section 8(a), the term "pellets" shall be deemed to include pellets supplied by the Partnership under the EIMP Ore Sales Agreement.

      (b) Deliveries shall be made as follows:

            (i) Deliveries of Empire Pellets shall be made by Cliffs to Inland f.o.b. [* * * *], and title and all risk of loss (other than loss associated with shrinkage and, pellet handling and care in the ordinary course in the stockpile at such Dock), damage or destruction shall pass to Inland at the time that payment is received for such delivery of such Pellets (For purposes of this Section 8(b)(i), the term "Empire Pellets" shall be deemed to include pellets supplied by the Partnership under the EIMP Ore Sales Agreement.);

            (ii) Deliveries of Wabush Pellets shall be made by Cliffs to Inland f.o.b. vessel, Port of Pointe Noire, Quebec, or stockpiled at Wabush Dock in Pointe Noire, Quebec, and title and all risk of loss (other than loss associated with shrinkage and, pellet handling and care in the ordinary course in the stockpile at such Dock), damage or destruction shall pass to Inland at the time that payment is received for such delivery of such Pellets; and

            (iii) Deliveries of Other Cliffs Pellets shall be made by Cliffs to
                  Inland f.o.b. [* * * *], and title and all risk of loss (other than loss associated with shrinkage and, pellet handling and care in the ordinary course in the stockpile at such locations), damage or destruction shall pass to Inland at the time that payment is received for such delivery of such Pellets;

provided, however, that Inland shall not be entitled to take delivery or possession of any Cliffs Pellets until Cliffs shall have received payment for such Pellets.

                                   9. WEIGHTS

      Vessel bill of lading weight determined by railroad scale weights or belt scale weights, certified in accordance with standard commercial practices, in accordance with the procedures in effect from time to time at each of the loading ports (which shall be reasonably acceptable to Inland), shall be accepted by the parties as determining the amount of Cliffs Pellets delivered to Inland pursuant to this Agreement. The weighing devices shall be regularly tested, verified, certified, and maintained. For those scale weights or belt scale weights Cliffs operates, Cliffs shall maintain records of certification, which shall be made available from time to time to Inland for review and audit. In all other cases, Cliffs shall use commercially reasonable efforts, upon the request of Inland, to obtain from those third parties operating the scale weights and/or belt weights, proof of certification.

                           10. EMPLOYMENT OF VESSELS

      Inland assumes the obligation for arranging and providing appropriate vessels for the transportation of the Cliffs Pellets delivered by Cliffs to Inland hereunder. Inland shall arrange and provide for all vessel shipments, ore carrier or bulk carrier type vessels suitable in all respects to enter, berth at and leave the loading ports and suitable for the loading and mooring facilities at the loading ports. If Cliffs supplies any Other Cliffs Pellets hereunder, Inland shall (i) use all commercially reasonable efforts to obtain the best possible price and other terms for transportation of such Other Cliffs Pellets, and (ii) certify the use of such efforts, and the prices obtained for such transportation, to Cliffs at the end of each year. Any transportation price information supplied to Cliffs by Inland pursuant to this Section 10 shall be kept confidential. Cliffs shall provide Inland with a reasonable opportunity to bid for the supply of transportation services in connection with the delivery of flux stone to the Empire Mine. For purposes of this Section 10, the term "Cliffs Pellets" shall be deemed to include pellets supplied by the Partnership under the EIMP Ore Sales Agreement.

                      11. SAMPLING AND TESTING PROCEDURES

      (a) All pellet sampling procedures and analytical tests conducted on Cliffs Pellets sold to Inland to demonstrate compliance with the Grade and Quality Specs specified in Section 4 shall be performed by Cliffs at the loading point on each pellet vessel shipment or train shipment, as the case may be. Cliffs shall retain a split of each sample of whole pellets for 90 days and will retain a ground pulp sample for chemical analysis for one year (the "SAMPLES"). Test methods to be used shall be the appropriate ASTM or ISO standard methods published at the time of testing or any other procedures and practices that may be mutually agreed to by Cliffs and Inland. Inland may, at any time and from time to time through one or more authorized representatives, be present during production, loading, or to observe sampling and analysis of

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                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


pellets being processed for shipment to Inland. In the case of a dispute between Inland and Cliffs as to pellet analyses, a mutually agreed upon ISO 17025 certified (or such future certification standard as may replace ISO 17025) laboratory (the "LAB") shall be utilized to resolve the dispute. Notwithstanding
Section 15 hereof, the Lab shall act as the final arbiter of all disputes related to pellet sampling and analysis. The party found to be in error (or if both parties are in error, both parties) shall bear the cost of the Lab.

      (b) If a daily measurement shows a [* * * *] with respect to any Cliffs Pellets for the previous day, Cliffs will [* * * *]. Cliffs will use its best efforts to [* * * *] and Inland will [* * * *] at the mine.

                       12. REPRESENTATIONS AND WARRANTIES

      (a) Inland represents and warrants to, and agrees with, Cliffs that the execution and delivery of this Agreement by Inland, and its consummation of the transactions contemplated hereby, have been duly authorized in accordance with all applicable laws and the certificate of incorporation and bylaws of Inland, and no further corporate action is necessary on the part of Inland to make this Agreement valid and binding on Inland and enforceable against Inland in accordance with its terms. The execution and delivery of this Agreement by Inland, and its consummation of the transactions contemplated hereby, (a) are not contrary to the certificate of incorporation or bylaws of Inland, (b) do not now and will not, with the passage of time, the giving of notice or otherwise, result in a violation or breach of, or constitute a default under, any term or provision of any indenture, mortgage, deed of trust, lease, instrument, order, judgment, decree, rule, regulation, law, contract, agreement or any other restriction to which Inland is a party or to which Inland or any of its assets is subject or bound, and (c) will not result in any acceleration or termination of any loan or security interest agreement to which Inland is a party or to or by which Inland or any of its assets is subject or bound; provided, however that no representation or warranty is being made regarding the validity or enforceability of Section 18(b).

      (b) Cliffs represents and warrants to, and agrees with, Inland that the execution and delivery of this Agreement by Cliffs, and its consummation of the transactions contemplated hereby, have been duly authorized in accordance with all applicable laws and the articles of incorporation and bylaws of Cliffs, and no further corporate action is necessary on the part of Cliffs to make this Agreement valid and binding on Cliffs and enforceable against Cliffs in accordance with its terms. The execution and delivery of this Agreement by Cliffs, and its consummation of the transactions contemplated hereby, (a) are not contrary to the articles of incorporation or bylaws of Cliffs, (b) do not now and will not, with the passage of time, the giving of notice or otherwise, result in a violation or breach of, or constitute a default under, any term or provision of any indenture, mortgage, deed of trust, lease, instrument, order, judgment, decree, rule, regulation, law, contract, agreement or any other restriction to which Cliffs is a party or to which Cliffs or any of its assets is subject or bound, and (c) will not result in any acceleration or termination of any loan or security interest agreement to which Cliffs is a party or to or by which Cliffs or any of its assets is subject or bound; provided, however that no representation or warranty is being made regarding the validity or enforceability of Section 18(b).

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                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


      (c) OTHER THAN AS SPECIFICALLY SET FORTH ELSEWHERE HEREIN (OR ANY EXHIBIT OR SCHEDULE ATTACHED HERETO OR OTHER DOCUMENT REFERENCED HEREIN), CLIFFS MAKES NO, AND HEREBY DISCLAIMS AND EXCLUDES ANY, EXPRESS OR IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, OF FITNESS, OR OF FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ALL CLIFFS PELLETS. WITH RESPECT TO SUCH WARRANTIES THAT ARE SPECIFICALLY SET FORTH HEREIN AND FOR WHICH A CORRESPONDING REMEDY IS HEREIN PROVIDED, SUCH REMEDY SHALL BE THE SOLE AND EXCLUSIVE REMEDY FOR THE BREACH OR INACCURACY OF SUCH WARRANTY.

      (d) All claims for material variance in quality of the Cliffs Pellets from the quality described herein shall be deemed waived unless made in writing delivered to Cliffs within sixty (60) calendar days after completion of discharge at port of discharge. No claim will be entertained after the Cliffs Pellets have been consumed unless it can be substantiated by the Sample corresponding to those Cliffs Pellets. Each party shall afford the other party prompt and reasonable opportunity to inspect the Cliffs Pellets as to which any claim is made as above stated. The Cliffs Pellets shall not be returned to Cliffs without prior written consent of Cliffs. CLIFFS SHALL NOT BE LIABLE FOR ANY DAMAGE TO INLAND'S PROPERTY OR LOST PROFITS, INJURY TO GOOD WILL OR ANY OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

                                 13. [* * * *].

                                 14. COVENANTS

      During the term of this Agreement, Inland shall not: (a) purchase Cliffs Pellets pursuant to this Agreement with the specific intent to resell such pellets; or (b) sell, lease or otherwise transfer title or the right to use the Indiana Harbor Plant (including, without limitation, its blast furnaces), or any material portion thereof, to any Person, or merge, consolidate or reorganize with any Person unless that Person assumes in writing this Agreement and all of Inland's obligations hereunder.

                                15. ARBITRATION

      (a) Upon notice by either party to the other, all disputes, claims, questions or disagreements arising out or relating to this Agreement or breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Agreement to arbitrate, shall, except as provided in Section 11(a) hereof, be determined by arbitration administered by the American Arbitration Association in accordance with the provisions of its Commercial Arbitration Rules, modified as follows:

            (i)   the place of arbitration shall be Cleveland, Ohio;

            (ii) Unless the parties consent in writing to a lesser number, the arbitration proceedings shall be conducted before a panel of three neutral arbitrators, one to be appointed by Cliffs; one to be appointed by Inland, and third to be selected by the two arbitrators. None of the arbitrators shall be an

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

                  employee, officer, director or consultant of, or of a direct competitor of, Inland or Cliffs;

            (iii) consistent with the expedited nature of arbitration, each party will, upon the written request of the other party, promptly provide the other with copies of documents on which the producing party may rely or otherwise which may be relevant in support of or in opposition to any claim or defense; any dispute regarding discovery, or the relevance or scope thereof, shall be determined by the arbitrators, which determination shall be conclusive; and all discovery shall be completed within 45 days following the appointment of the arbitrators;

            (iv)  in connection with any arbitration arising out of Section [* *
                  * *], each of Cliffs and Inland shall have the right to submit information to the arbitrators to be held in confidence by them and not disclosed to the other party (or any other person); provided, however, that: (A) the party providing such information shall certify its accuracy to the best of its actual knowledge; and (B) such information shall be made available to counsel for the other party upon delivery by such counsel of its undertaking to hold the information (either in the form provided or in any other form) in confidence and not to disclose it to its client, or any other person (other than the arbitrators)

            (v)   in connection with any arbitration arising out of Section [* *
                  * *]: (A) before making their determination in any matter, the arbitrators must request from each of the parties a complete statement of its proposed resolution of such matter, and the arbitrators shall select between the two proposed resolutions, without making any alteration to either of them (or if either party does not submit a proposed resolution, or submits one that is materially incomplete, shall select the proposed resolution of the other party); and (B) the arbitrators shall be limited to awarding only one or the other proposed resolution;

            (vi) in connection any arbitration arising out of this Agreement, the arbitrators shall have no authority to alter, amend, or modify any of the terms and conditions of this Agreement, and further, the arbitrators may not enter any award that alters, amends or modifies terms or conditions of this Agreement in any form or manner;

            (vii) the award or decision shall be made within nine months of the filing of the notice of intention to arbitrate, and the arbitrators shall agree to comply with this schedule before accepting appointment; provided, however, that this time limit may be extended by written agreement signed by both parties or by the arbitrators, if necessary; and

           (viii) in connection with any arbitration arising out of Section [*
                  * * *], the costs of the arbitrators shall be borne entirely by the party that did not

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

                  prevail; and in connection with any other arbitration related to this Agreement, each party shall be responsible for its own costs and expenses, and the parties will equally split the cost of conducting the arbitration itself.

      (b) The judgment of the arbitrators shall be final and binding on the parties, and judgment upon the award rendered by the arbitrators may be entered and enforced by any court of the United States or any state thereof.

                               16. FORCE MAJEURE

      (a) Notwithstanding anything in this Agreement to the contrary, no party hereto shall be liable for damages resulting from failure to deliver or accept and pay for all or any of the Cliffs Pellets as described herein, if and to the extent that such delivery or acceptance would be contrary to or would constitute a violation of any regulation, order or requirement of a recognized governmental body or agency, or if such failure, including (a) failure of the mines supplying the Cliffs Pellets to be delivered under this Agreement to produce the Cliffs Pellets, or (b) failure of Inland's facilities to produce steel, is caused by or results directly or indirectly from acts of God, war, insurrections, interference by foreign powers, acts of terrorism, strikes, hindrances, labor disputes, labor shortages, fires, flood, embargoes, accidents or delays at the mines, on the railroads or docks or in transit, shortage of transportation facilities, disasters of navigation, or other causes, similar or dissimilar, if such other causes are beyond the control of the party charged with a failure to deliver or to accept and pay for the Cliffs Pellets. The inability to use Cliffs Pellets as a result of any of the foregoing causes shall also be a force majeure event under this Section, allowing Inland to fail to accept Cliffs Pellets to the extent of such force majeure event, pro rata, with all other sources of pellets for the Indiana Harbor Plant. To the extent a force majeure is claimed hereunder by a party hereto, such shall relieve the other party from fulfilling its corresponding agreement hereunder to the party claiming such force majeure, but only for the period and to the extent of the claimed force majeure, except as provided in Section 16(b) or unless otherwise mutually agreed to by the parties.

      (b) If an event of force majeure is claimed by Cliffs, Inland shall be obligated to make the payments required by Section [* * * *] and Section [* * * *] following the date that Cliffs claimed such event of force majeure; provided, however, that upon any termination of such event of force majeure [* * * *] after the date that Cliffs claimed the event of force majeure, Inland shall continue to be obligated to make the payments required by Section [* * * *] and Section [* * * *] from the date of such termination. In addition to the foregoing, if Cliffs is able to offer for sale Other Cliffs Pellets in accordance with Section [* * * *], then Inland shall be obligated to [* * * *] under such Section [* * * *]. If the event of force majeure claimed by Cliffs continues for [* * * *] consecutive months or longer, which event covers the supply of substantially all of Inland's Excess Annual Requirements (including, for these purposes, the Empire Equity Tonnage) and Cliffs is not able to offer for sale Other Cliffs Pellets in accordance with Section [* * * *], then either Cliffs or Inland may terminate this Agreement by written notice to the other. To the extent that, pursuant to this Section, Cliffs offers for sale pellets pursuant to Section [* * * *], the parties acknowledge and agree that the [* * * *] shall be subject to reduction in accordance with Section [* * * *].

                                  17. NOTICES

         All notices, consents, reports and other documents authorized and required to be given pursuant to this Agreement shall be given in writing and either personally served on an officer of the party hereto to whom it is given, or sent by recognized overnight delivery service, mailed by registered or certified mail, postage prepaid, or by facsimile, addressed as follows:

                    If to CCIC or CMC:

                           1100 Superior Avenue - 15th Floor
                           Cleveland, Ohio 44114-2589
                           Attention: Secretary
                           Facsimile:  (216) 694-6741
                           cc:  Vice President-Sales
                           Facsimile:  (216) 694-5385

                    If to Inland:

                           3210 Watling Street
                           East Chicago, Indiana  46312
                           Attention: General Counsel
                           Facsimile:  (219) 399-4267
                           Attention: Manager Raw Materials and Purchasing
                           Facsimile:  (219) 399-5505

; provided, however, that any party may change the address to which notices or other communications to it shall be sent by giving to the other party written notice of such change, in which case notices and other communications to the party giving the notice of the change of address shall not be deemed to have been sufficiently given or delivered unless addressed to it at the new address as stated in said notice.

                                    18. TERM

         (a) The term of this Agreement shall commence as of 12:01 a.m. on January 1, 2003 and continue through January 31, 2015 unless the term is ended earlier pursuant to Section 18(b) hereof. The term of this Agreement shall be automatically extended annually for one Contract Year starting February 1, 2015 unless either Cliffs or Inland gives notice of termination at least 24 months prior to the commencement of any automatic 12-month extension or the term is ended earlier pursuant to Section 18(b). This Agreement shall remain valid and fully enforceable for the fulfillment of obligations accrued but undischarged prior to expiration of the term or earlier termination.

         (b) This Agreement may be terminated at any time prior to its termination pursuant to Section 18(a), (i) by Inland, if any of the following shall occur with respect to any of the entities that make up Cliffs (each Cliffs entity, a "subject party" with respect to terminations by Inland), or (ii) by Cliffs, if any of the following shall occur to Inland (the "subject party" with respect to terminations by Cliffs):

                  (I) pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), a subject party shall: (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator, or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due; or

                  (II) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against a subject party in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator, or similar official for the subject party or substantially all of the subject party's properties, or (iii) orders the liquidation of the subject party, and, in each case, the order or decree is not dismissed within 60 days.

                                 19. AMENDMENT

         This Agreement may not be modified or amended except by an instrument in writing signed by all parties hereto.

                                   20. WAIVER

         No waiver of any of the terms of this Agreement shall be valid unless in writing and signed by all parties hereto. No waiver or any breach of any provision hereof or default under any provisions hereof shall be deemed a waiver of any subsequent breach or default of any kind whatsoever.

                       21. CONFIDENTIALITY; GOVERNING LAW

         (a) Cliffs and Inland acknowledge that this Agreement contains certain volume pricing, adjustment and term provisions which are confidential, proprietary or of a sensitive commercial nature and which would put Cliffs or Inland at a competitive disadvantage if disclosed to the public, specifically, Sections 1, 2, 3, 4, 6, 7 and 13, and all of the Schedules and Exhibits hereto ("CONFIDENTIAL INFORMATION"). Cliffs and Inland further agree that all provisions of this Agreement shall be kept confidential and, without the prior consent of the other party, shall not be disclosed to any party not a party to this Agreement or the legal advisor to a party to this Agreement except as required by law or governmental or judicial order and except that disclosure of the existence of this Agreement shall not be precluded by this Section 21.

         (b) If either party is required by law or governmental or judicial order or receives legal process or a court or agency directive requesting or requiring disclosure of any of the Confidential Information contained in this Agreement, such party will promptly notify the other party prior to disclosure to permit such party to seek a protective order or take other appropriate action to preserve the confidentiality of such Confidential Information. If either party determines to file this Agreement with the Securities and Exchange Commission ("COMMISSION") or any other federal, state, provincial or local governmental or regulatory authority, or with any stock exchange or similar body, such determining party will use its best efforts to obtain confidential treatment of such Confidential Information pursuant to any applicable rule, regulation or procedure of the Commission and any applicable rule, regulation or procedure relating to confidential filings made with any such other authority or exchange. If the Commission (or any such other authority or exchange) denies such party's request for confidential treatment of such Confidential Information, such party will use its best efforts to obtain confidential treatment of the portions thereof that the other party designates. Each party will allow the other party to participate in seeking to obtain such confidential treatment for Confidential Information.

         (c) This Agreement shall in all respects, including matters of construction, validity and performance, be governed by and be construed in accordance with the laws of the State of Ohio.

                                 22. ASSIGNMENT

         (a) For purposes of this Agreement, the term "Inland" includes and means not only Inland, but also any successor by merger or consolidation of Inland and any permitted assigns of Inland.

         (b) In case Inland shall consolidate with or merge into another Person or shall transfer to another Person all or substantially all of its iron and steel business, this Agreement shall be assigned by Inland to, and shall be binding upon, the Person resulting from such consolidation or merger or the Person to which such transfer is made; otherwise no assignment of this Agreement by Inland shall be valid unless Cliffs shall consent in writing thereto.

         (c) In case CCIC or CMC, or any permitted assign of either of them, shall consolidate with or merge into another corporation or shall transfer to another Person all or substantially all of its business, this Agreement shall be assigned by CCIC or CMC, as the case may be, to, and shall be binding upon, the corporation resulting from such consolidation or merger or the Person to which such transfer is made; otherwise, no assignment of this Agreement by CCIC or CMC, as the case may be, shall be valid unless Inland shall consent thereto in writing.

         (d) All the covenants, stipulations and agreements herein contained shall inure to the benefit of and bind the parties hereto and their respective successors and permitted assigns.

                               23. CONFIDENTIALITY

         None of the parties hereto or their Affiliates will issue any press release or otherwise disclose or make any public statement with respect to the transactions contemplated hereby without the prior written or oral consent of an officer of the other parties, except to the extent that the disclosing party determines in good faith that it is so obligated by law, in which case such disclosing party shall give notice to the other parties in advance of such party's intent to make such disclosure, announcement or issue such press release and the parties hereto or their affiliates shall use reasonable efforts to cause a mutually agreeable release or disclosure or announcement to be issued.

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective authorized officers.

THE CLEVELAND-CLIFFS IRON                           ISPAT INLAND INC.
COMPANY

By:                                                 By:
     -----------------------------                     -------------------------
     Name:                                             Name:
              --------------------                            ------------------
     Title:                                            Title:
              --------------------                           -------------------


CLIFFS MINING COMPANY


By:
     -----------------------------
     Name:
              --------------------
     Title:
              --------------------

[* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.



                                                                   Schedule 1(e)

                       PELLET SALE AND PURCHASE AGREEMENT
              COMPOSITE INDEX FORMULA FOR CONTRACT YEARS [* * * *]

CONTRACT YEAR'S COMPOSITE INDEX CALCULATION

         [* * * *]

CONTRACT YEAR'S COMPOSITE INDEX   =  (A+B+C)

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                   Schedule 1(j)

                       PELLET SALE AND PURCHASE AGREEMENT
                FLUX COMPOSITE INDEX FOR CONTRACT YEARS [* * * *]

CONTRACT YEAR'S FLUX COMPOSITE INDEX CALCULATION

         [* * * *]

CONTRACT YEAR'S FLUX COMPOSITE INDEX    =    (A + B)

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                   Schedule 1(s)

                      PELLET SALE AND PURCHASE AGREEMENT
                                    [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                     Schedule 13

                       PELLET SALE AND PURCHASE AGREEMENT

         [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                     Exhibit A-1

                      Empire Standard Pellet Specifications

[* * * *]


















                    Empire Royal Flux Pellet Specifications

[* * * *]























                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                    Empire Viceroy Flux Pellet Specifications

[* * * *]












NOTES:

(1)      [* * * *]
(2)      [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                     Exhibit A-2

                          Wabush Pellet Specifications

                                         STANDARD                                       FLUXED
CHEMICAL % DRY                     1% MN          2% MN                          1% MN          2% MN
Fe

SiO2
Al2O3

CaO
MgO

Mn                               [* * * *]      [* * * *]                      [* * * *]       [* * * *]
P
S

TiO2
Na2O
K2O

CaO/SiO2
B/A

STRUCTURE

% +1/2"
% -1/2" + 3/8"

% -3/8" + 1/4"                   [* * * *]      [* * * *]                      [* * * *]       [* * * *]
% -1/4"
% -28 MESH

AVG COMPRESSION

LBS                              [* * * *]      [* * * *]                      [* * * *]       [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                     Exhibit A-3

                            CLEVELAND CLIFFS PELLETS

                 EMPIRE VICEROY OFF SPECIFICATION QUALITY REPORT

Report No.        __________

Report Date       __________                    Location Detected     __________        Date Ispat Notified __________
Reported By       __________                    Date Detected         __________        Notified By         __________
Date produced (if known)__________              Cargo (if applicable) __________
Amount Produced (if known) __________           Material Segregated?  __________        If not, total material involved __________

         [* * * *]

Containment Plan:

Corrective Action Plan:

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

                            CLEVELAND CLIFFS PELLETS

                  EMPIRE ROYAL OFF SPECIFICATION QUALITY REPORT

Report No.     __________

Report Date    __________                Location Detected    __________    Date Ispat Notified       __________
Reported By    __________                Date Detected        __________    Notified By              __________
Date produced  (if known) __________     Cargo (if applicable)__________
Amount Produced (if known)__________     Material Segregated? __________    If not, total material involved __________

           [* * * *]

Containment Plan:

Corrective Action Plan:

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

                            CLEVELAND CLIFFS PELLETS
                EMPIRE STANDARD OFF SPECIFICATION QUALITY REPORT

Report No.     __________

Report Date    __________               Location Detected    __________     Date Ispat Notified         __________
Reported By    __________               Date Detected        __________     Notified By                 __________
Date produced (if known)__________      Cargo (if applicable)__________
Amount Produced (if known)__________    Material Segregated? __________     If not, total material involved __________

              [* * * *]

Containment Plan:

Corrective Action Plan:

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

                                                                       Exhibit B

                       PELLET SALE AND PURCHASE AGREEMENT
                    PRICING-ADJUSTMENTS-PAYMENTS CALCULATION
                      EXAMPLE FOR CONTRACT YEARS [* * * *]

(1)      SUBMIT INLAND'S EXCESS ANNUAL REQUIREMENTS BY GRADE FOR CONTRACT YEAR

                                   EXCESS ANNUAL
                                   REQUIREMENTS
        GRADE                       TONS (000S)
        -----                       -----------
Empire - Standard                          200
Empire - Royal                             550
Empire - Viceroy                           650
Wabush - 2% Mn Flux                        300
                                         -----
Total pellet nomination                  1,700

(2)      DETERMINE ESTIMATED COMPOSITE INDEX FOR CONTRACT YEAR

                                           ANNUAL AVERAGE
                                           --------------
                                PRECEDING
                                 CONTRACT                                  WEIGHTED
       COMPONENT                   YEAR         [* * * *]     WEIGHTING     AVERAGE
       ---------                   ----         ---------     ---------     -------
[* * * *]                       [* * * *]       [* * * *]     [* * * *]    [* * * *]
                                                                           --------

(3) MULTIPLY BASE PRICE MULTIPLIER FOR EACH PELLET GRADE BY THE ESTIMATED COMPOSITE INDEX

                                                                               ADJUSTED
                                                              ESTIMATED        BASE PRICE
                                              BASE PRICE      COMPOSITE          PER
     GRADE                  F.O.B.             MULTIPLIER       INDEX         IRON UNIT
     -----                  ------             ----------       -----         ---------
Empire - Standard
Empire - Royal            [* * * *]           [* * * *]       [* * * *]       [* * * *]
Empire - Viceroy
Wabush - 2% Mn Flux

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


(4) MULTIPLY ADJUSTED BASE PRICE PER IRON UNIT BY THE EXPECTED IRON CONTENT TO DETERMINE ESTIMATED ADJUSTED BASE PRICE PER GROSS TON.

                                                             ADJUSTED       ADJUSTED
                                              EXPECTED      BASE PRICE        BASE
                                                IRON            PER           PRICE
         GRADE                    F.O.B.     CONTENT (%)     IRON UNIT       PER TON
         -----                    ------     -----------     ---------       -------
Empire - Standard                               63.47
Empire - Royal                [* * * *]         59.96        [* * * *]    [* * * *]
Empire - Viceroy                                58.64
Wabush - 2% Mn Flux                             60.84

(5)      DETERMINE ESTIMATED FLUX COMPOSITE INDEX FOR CONTRACT YEAR

                                            ANNUAL AVERAGE
                                            --------------
                                   PRECEDING
                                    CONTRACT                                 WEIGHTED
   COMPONENT                         YEAR      [* * * *]      WEIGHTING      AVERAGE
   ---------                         ----      ---------      ---------      -------
[* * * *]
[* * * *]

                                                                             ---------
ESTIMATED FLUX COMPOSITE INDEX                                               [* * * *]

(6) MULTIPLY FLUX CHARGE MULTIPLIER FOR EACH EMPIRE FLUX GRADE BY THE ESTIMATED FLUX COMPOSITE INDEX

                                                                             ADJUSTED
                                                 FLUX           FLUX          FLUX
                                                CHARGE        COMPOSITE       CHARGE
        GRADE                   F.O.B.        MULTIPLIER        INDEX        PER TON
        -----                   ------        ----------        -----        -------
Empire - Royal                [* * * *]
Empire - Viceroy              [* * * *]

(7)      DETERMINE ESTIMATED ADJUSTED PRICE PER TON FOR EACH PELLET GRADE

                                            ADJUSTED      ADJUSTED
                                              BASE          FLUX       ADJUSTED
                                             PRICE         CHARGE        PRICE
        GRADE               F.O.B.          PER TON       PER TON       PER TON
        -----               ------          -------       -------       -------
Empire - Standard          [* * * *]
Empire - Royal
Empire - Viceroy
Wabush - 2% Mn Flux

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

(8)      DETERMINE ESTIMATED TOTAL PAYMENTS TO CLIFFS FOR EACH PELLET GRADE

                           ADJUSTED       EXCESS ANNUAL
                            PRICE        REQUIREMENTS         AMOUNTS
       GRADE               PER TON        TONS (000S)         ($000S)
       -----               -------        -----------         -------
Empire - Standard                              200
Empire - Royal             [* * * *]           550            [* * * *]
Empire - Viceroy                               650
Wabush - 2% Mn Flux                            300
                           --------          -----            ---------
Total Pellet Payments                        1,700            [* * * *]
                                                              ---------

(9)      DETERMINE ESTIMATED PAYMENTS TO CLIFFS FOR THE [* * * *]

                                                     AMOUNT
                                                     OF EACH
                    AMOUNTS         NUMBER OF        PAYMENT
      GRADE         ($000S)          PAYMENTS        ($000S)
      -----         -------          --------        -------
[* * * *]           [* * * *]       [* * * *]        [* * * *]
[* * * *]
                    ---------       ---------        ---------
Total               [* * * *]

(10) NO LATER THAN JUNE 15 OF THE CONTRACT YEAR, CLIFFS SHALL CERTIFY CALCULATION OF THE COMPOSITE INDEX AND THE FLUX COMPOSITE INDEX AND MAKE CHANGES TO PRICE

                                       ANNUAL AVERAGE
                                       --------------
                             PRECEDING
                             CONTRACT                                       WEIGHTED
            COMPONENT          YEAR          [* * * *]     WEIGHTING        AVERAGE
            ---------          ----          ---------     ---------        -------
[* * * *]                    [* * * *]       [* * * *]     [* * * *]        [* * * *]

                                                                            ---------
ACTUAL COMPOSITE INDEX                                                      [* * * *]

                                     ANNUAL AVERAGE
                                     --------------
                               PRECEDING
                               CONTRACT                                   WEIGHTED
          COMPONENT             YEAR      [* * * *]      WEIGHTING         AVERAGE
          ---------             ----      ---------      ---------         -------
[* * * *]
                                                                          [* * * *]
[* * * *]
                                                                          ---------
ACTUAL FLUX COMPOSITE INDEX                                               [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

                                                                                ADJUSTED
                                                                                  BASE
                                                 BASE            ACTUAL          PRICE
                                                 PRICE         COMPOSITE        PER IRON
       GRADE                     F.O.B.        MULTIPLIER         INDEX           UNIT
       -----                     ------        ----------         -----           ----
Empire - Standard
Empire - Royal                  [* * * *]      [* * * *]        [* * * *]       [* * * *]
Empire - Viceroy
Wabush - 2% Mn Flux

                                                                 ADJUSTED           ADJUSTED
                                              EXPECTED          BASE PRICE           BASE
                                                IRON             PER IRON            PRICE
       GRADE                     F.O.B.       CONTENT (%)          UNIT             PER TON
       -----                     ------       -----------          ----             -------
Empire - Standard                               63.47
Empire - Royal                 [* * * *]        59.96            [* * * *]          [* * * *]
Empire - Viceroy                                58.64
Wabush - 2% Mn Flux                             60.84

                                                                           ADJUSTED
                                          FLUX               FLUX           FLUX
                                         CHARGE            COMPOSITE        CHARGE
     GRADE               F.O.B.         MULTIPLIER           INDEX         PER TON
     -----               ------         ----------           -----         -------
Empire - Royal          [* * * *]       [* * * *]           [* * * *]      [* * * *]
Empire - Viceroy

                                                             ADJUSTED
                                             ADJUSTED          FLUX       ADJUSTED
                                            BASE PRICE        CHARGE        PRICE
     GRADE                     F.O.B.         PER TON        PER TON       PER TON
     -----                     ------         -------        -------       -------
Empire - Standard
Empire - Royal               [* * * *]      [* * * *]        [* * * *]     [* * * *]
Empire - Viceroy
Wabush - 2% Mn Flux

(11) DETERMINE ESTIMATED TOTAL PAYMENT TO CLIFFS FOR EACH PELLET GRADE AFTER JUNE 15 CERTIFICATION OF THE COMPOSITE INDEX AND THE FLUX COMPOSITE INDEX

                              EXCESS ANNUAL     ADJUSTED      ANNUAL
                               REQUIREMENTS       PRICE       AMOUNT
      GRADE DELIVERED          TONS (000S)       PER TON      ($000S)
      ---------------          -----------       -------      -------
Empire - Standard
Empire - Royal                  [* * * *]       [* * * *]    [* * * *]
Empire - Viceroy
Wabush - 2% Mn Flux
                                                             ---------
     Total Payments                                          [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

(12) DETERMINE REVISED ESTIMATED PAYMENTS TO CLIFFS FOR THE [* * * *] FOLLOWING JUNE 15 CERTIFICATION. MAKE ADJUSTMENT TO PAYMENTS AND THE AMOUNT OF THE DIFFERENCE BETWEEN THE AMOUNT PREVIOUSLY PAID FOR CLIFFS PELLETS DURING THE YEAR AND THE AMOUNT THAT WOULD HAVE BEEN PAID.

                                             ADJUSTED        PREVIOUS
                                              AMOUNT          AMOUNT
                                              OF EACH         OF EACH
                AMOUNTS       NUMBER OF       PAYMENT         PAYMENT
                ($000S)       PAYMENTS        ($000S)         ($000S)
                -------       --------        -------         -------
[* * * *]
[* * * *]      [* * * *]      [* * * *]      [* * * *]       [* * * *]
               ---------      ---------      ---------       ---------
Total

                                                       NUMBER OF         AMOUNTS
                                                        PAYMENTS         ($000S)
                                         PAYMENT         BEFORE        PAID BEFORE
                                         ($000S)         JUNE 15         JUNE 15
                                         -------         -------         -------
Adjusted Amount of Each Payment         [* * * *]        [* * * *]      [* * * *]             [* * * *]
Previous Amount of  Each Payment
                                        ---------        ---------      ---------
Payment Adjustment
June 22nd Pellet Payment Amount         [* * * *]
Remaining Pellet Payment Amounts

[The remainder of this page is intentionally left blank]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


(13) NO LATER THAN JANUARY 31 OF THE YEAR FOLLOWING THE CONTRACT YEAR, CLIFFS SHALL CERTIFY ACTUAL TONNAGE OF CLIFFS' PELLETS DELIVERED TO SATISFY INLAND'S EXCESS ANNUAL REQUIREMENTS AND THE ACTUAL AVERAGE IRON UNITS OF EACH KIND OF CLIFFS PELLETS DELIVERED TO INLAND AND THE AMOUNT DUE FROM CLIFFS TO INLAND OR VICE VERSA

                                                                               ADJUSTED                                 ADJUSTED
                                      ACTUAL              ACTUAL              BASE PRICE           ADJUSTED               FLUX
                                       TONS                IRON                PER IRON           BASE PRICE             CHARGE
       GRADE DELIVERED                (000S)            CONTENT (%)              UNIT               PER TON             PER TON
       ---------------                ------            -----------              ----               -------             -------
Empire - Standard                       225                 63.75
Empire - Royal                          550                 59.60             [* * * *]           [* * * *]             [* * * *]
Empire - Viceroy                        650                 58.74
Wabash - 2% Mn Flux                     275                 60.25


                                                                                                             PREVIOUS
                                     ADJUSTED                                                       ---------------------------
                                       PRICE              ACTUAL                AMOUNTS              TONS               AMOUNTS
       GRADE DELIVERED                PER TON           TONS (000S)             ($000S)             (000S)              ($000S)
       ---------------                -------           -----------             -------             ------              -------
Empire - Standard                                            225                                      200
Empire - Royal                      [* * * *]                550              [* * * *]               550               [* * * *]
Empire - Viceroy                                             650                                      650
Wabash- 2% Mn Flux                                           275                                      300
                                                          ------              ---------             -----               ---------
Total                                                      1,700                                    1,700

Payment To (From) Inland            [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                    Exhibit 3(d)



PELLET SALE AND PURCHASE AGREEMENT
[* * * *]





                                                                    [* * * *]
                                                                    [* * * *]
                                                                    [* * * *]
                                                                    [* * * *]
                                                                    [* * * *]
                                                                    [* * * *]
                                                                    [* * * *]
                                                                    [* * * *]
                                                                    [* * * *]
                                                                    [* * * *]
                                                                    [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.




                                                                    EXHIBIT 5(e)

                       PELLET SALE AND PURCHASE AGREEMENT

         PRELIMINARY TOTAL EMPIRE EQUITY, EXCESS ANNUAL REQUIREMENTS AND
                               DELIVERY SCHEDULE

                                YEARS 2003 - 2014

(1) On or before October 31 of each of the Contract Years prior to the Contract Year in determination, Inland shall notify Cliffs in writing of Inland's initial preliminary total Empire Equity Tonnage and Excess Annual Requirements Tonnage by grade


INLAND'S INITIAL 2003 PRELIMINARY TOTAL EMPIRE EQUITY TONNAGE AND EXCESS ANNUAL REQUIREMENTS TONNAGE BY GRADE


GRADE                                     TONS ('000'S GT)
-----                                     ----------------
Standard                                     [* * * *]
Viceroy                                      [* * * *]
Royal                                        [* * * *]
Wabush 2% Mn Flux                            [* * * *]
                                             ---------
Total                                        [* * * *]

(2) On or before October 31 of each of the Contract Years prior to the Contract Year in determination, Inland shall provide to Cliffs Inland's planned shipment and delivery schedule related to Inland's preliminary total Empire Equity Tonnage and Excess Annual Requirements Tonnage by grade, and such shipment schedule shall be updated and provided to Cliffs monthly during the Contract Year


                     Ispat Inland    SHIPMENTS               NOTE:  SHIPMENTS ARE SHOWN IN THE MONTH UNLOADING IS COMPLETED
GRADE                INV 12/31/02    JAN, 2003      FEB         MAR         APR         MAY         JUN         JUL         AUG
-----                ------------    ---------      ---         ---         ---         ---         ---         ---         ---
Standard              [* * * *]      [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]
Viceroy               [* * * *]      [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]
Royal                 [* * * *]      [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]
Wabush 2% Mn Flux     [* * * *]      [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]
                      ---------      ---------   ---------   --------    ---------   ---------   ---------   ---------   ---------
Total                 [* * * *]      [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]   [* * * *]


                                                                                                            REVISED
                      NOTE:  SHIPMENTS ARE SHOWN IN THE MONTH UNLOADING IS COMPLETED   FEB>JAN SHIPS    NOMINATION     1/31/2004
GRADE                         SEP         OCT         NOV       DEC     JAN, 04          - BEG. INV.      TOTAL           INV.
-----                         ---         ---         ---       ---     -------          -----------      -----           ----
Standard                   [* * * *]   [* * * *]   [* * * *]   [* *]   [* * * *]          [* * * *]     [* * * *]     [* * * *]
Viceroy                    [* * * *]   [* * * *]   [* * * *]   [* *]   [* * * *]          [* * * *]     [* * * *]     [* * * *]
Royal                      [* * * *]   [* * * *]   [* * * *]   [* *]   [* * * *]          [* * * *]     [* * * *]     [* * * *]
Wabush 2% Mn Flux          [* * * *]   [* * * *]   [* * * *]   [* *]                      [* * * *]     [* * * *]     [* * * *]
                           ---------   ---------   ---------   -----   ---------          ---------     ---------     ---------
Total                      [* * * *]   [* * * *]   [* * * *]   [* *]   [* * * *]          [* * * *]     [* * * *]     [* * * *]
